American Century Growth Funds, Inc. Statement of Additional Information Supplement
Supplement dated August 1, 2021 ■ Statement of Additional Information dated December 1, 2020

The following replaces the Focused Dynamic Growth management fee table under Investment Advisor on page 29 of the Statement of Additional Information:

Fund	Class	Percentage of Strategy Assets
Focused Dynamic Growth	Investor, A and R	0.85% of first $30 billion 0.80% over $30 billion
	I	0.65% of first $30 billion 0.60% over $30 billion
	R6 and G	0.50% of first $30 billion 0.45% over $30 billion

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